Dividends	6 Months Ended
Jun. 30, 2025
Interim Financial Reporting [Abstract]
Disclosure of dividends [text block]	Dividends
Dividends payable
bp today announced an interim dividend of 8.320 cents per ordinary share which is expected to be paid on 19 September 2025 to ordinary shareholders and American Depositary Share (ADS) holders on the register on 15 August 2025. The ex-dividend date will be 14 August 2025 for ordinary shareholders and 15 August 2025 for ADS holders. The corresponding amount in sterling is due to be announced on 9 September 2025, calculated based on the average of the market exchange rates over three dealing days between 3 September 2025 and 5 September 2025. Holders of ADSs are expected to receive $0.4992 per ADS (less applicable fees). The board has decided not to offer a scrip dividend alternative in respect of the second quarter 2025 dividend. Ordinary shareholders and ADS holders (subject to certain exceptions) will be able to participate in a dividend reinvestment programme. Details of the second quarter dividend and timetable are available at bp.com/dividends and further details of the dividend reinvestment programmes are available at bp.com/drip.

	Second	Second	First	First
	quarter	quarter	half	half
	2025	2024	2025	2024
Dividends paid per ordinary share
cents	8.000	7.270	16.000	14.540
pence	5.899	5.683	12.075	11.375
Dividends paid per ADS (cents)	48.00	43.62	96.00	87.24